UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00834

Name of Registrant: Vanguard Windsor Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2014 – October 31, 2015

Item 1: Reports to Shareholders

Annual Report | October 31, 2015

Vanguard Windsor™ Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	12
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	30
About Your Fund’s Expenses.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2015
Total
Returns
Vanguard Windsor Fund
Investor Shares	1.76%
Admiral™ Shares	1.85
Russell 1000 Value Index	0.53
Multi-Cap Value Funds Average	0.21

Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
October 31, 2014, Through October 31, 2015
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Windsor Fund
Investor Shares	$21.98	$21.06	$0.339	$0.963
Admiral Shares	74.17	71.04	1.235	3.248

1

Chairman’s Letter

Dear Shareholder,

After posting modest first-half returns, the broad U.S. stock market struggled for the rest of the fiscal year ended October 31, 2015. Volatility in August and September was followed by a rebound in October. Growth stocks easily outperformed value stocks, and large-company stocks did better than those of smaller companies.

Against this backdrop, Vanguard Windsor Fund returned 1.76% for Investor Shares. The result was more than a percentage point ahead of that of its benchmark, the Russell 1000 Value Index, and the average return of peer funds.

If you own Windsor shares in a taxable account, you may wish to review the fund’s after-tax return presented later in this report.

U.S. stock market fluctuated on its way to modest returns
The broad U.S. stock market returned more than 4% for the fiscal year. Stocks generally climbed during the first nine months before dropping sharply in August and September amid fears that slower economic growth in China would spread across the globe.

In October, however, stocks rallied as the Federal Reserve maintained its historically low short-term interest rates. Central banks in Europe and Asia also signaled or implemented stimulus measures to

2

counter sluggish growth and low inflation. Corporate earnings, although generally lower than in the past couple of years, mostly exceeded expectations.

The strength of the U.S. dollar against foreign currencies contributed to a return of about –4% for international stocks. Returns for the developed markets of the Pacific region and Europe were essentially flat. Stocks tumbled in emerging markets, where the concerns about China seemed to weigh most heavily.

The search for a safe haven gave bonds a bit of a boost
The broad U.S. taxable bond market, which returned 1.96% over the fiscal year, benefited from investors’ desire for safe-haven assets during periods of stock market volatility. The yield of the 10-year Treasury note ended October at 2.17%, down from 2.31% a year earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –6.74%, held back by the dollar’s strength. Without this currency effect, international bond returns were positive.

The Fed’s 0%–0.25% target for short-term interest rates continued to restrain returns for money market funds and savings accounts.

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	4.86%	16.28%	14.32%
Russell 2000 Index (Small-caps)	0.34	13.90	12.06
Russell 3000 Index (Broad U.S. market)	4.49	16.09	14.14
FTSE All-World ex US Index (International)	-3.83	5.20	2.99

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.96%	1.65%	3.03%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.87	2.91	4.28
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

CPI
Consumer Price Index	0.17%	0.93%	1.69%

3

IT and retail stocks outweighed underperformers in other areas
Like other value investors, the advisors of Windsor Fund look for stocks they perceive to be undervalued. But Windsor often looks beyond traditional defensive sectors such as consumer staples, health care, financials, and utilities.

The fund’s portfolio composition continued to reflect this strategy. The two advisors, Wellington Management Company and Pzena Investment Management, allocated about 17% of fund assets on average to information technology, a sector typically favored by growth investors looking for stocks with above-average prospects in the near term.

The fund’s IT portfolio was much larger than the almost 12% share in the index. As happened a year ago, the advisors’ selections in this sector paid off: The fund’s portfolio returned about 8%, 6 percentage points above its counterpart in the index. Semiconductor and IT consulting stocks were notable contributors.

The fund also enjoyed outperformance from its consumer discretionary (+14%) stocks, which, like IT companies, are usually preferred by growth investors. Windsor’s holdings among retailers, particularly those catering to the housing and auto arenas, performed well as sales rose in both industries.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Windsor Fund	0.38%	0.28%	1.18%

The fund expense ratios shown are from the prospectus dated February 25, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2015, the fund’s expense ratios were 0.39% for Investor Shares and 0.29% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Multi-Cap Value Funds.

4

Health care (+11%) was another bright spot. Managed health care networks and other service providers posted strong gains as longer-term trends have benefited the sector. An aging population that requires more health care, greater accessibility to health care across the globe, and the broader availability of insurance coverage through the Affordable Care Act have helped health care stocks outperform the broad stock market over the past decade.

The fund’s largest sector, financials, performed in line with the broad market; its 3% return was close to that of the benchmark.

Not surprisingly, the fund’s energy stocks (–23%) were significant losers in the period. These companies, which made up almost 10% of your fund’s assets on average, took the brunt of the steep slide in oil prices. Although the fund’s losses in this segment were a bit worse than those in the benchmark, the advisors’ underweighting helped cushion the impact.

The fall of commodity prices also hurt results in the materials sector (–17%), where chemical stocks detracted most.

For more information about the advisors’ approach and the fund’s positioning during the year, please see the Advisors’ Report that follows this letter.

Total Returns
Ten Years Ended October 31, 2015
Average
Annual Return
Windsor Fund Investor Shares	6.86%
Russell 1000 Value Index	6.75
Multi-Cap Value Funds Average	5.94
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Staying the course can help you stay closer to your fund’s return

When stock markets are highly volatile, as in recent months, it’s tempting to run for cover.
But the price of panic can be high.

A rough measure of what can be lost from attempts to time the market is the difference between the returns produced by a fund and the returns earned by the fund’s investors.

The results shown in your fund’s Performance Summary later in this report are its time-
weighted returns—the average annual returns investors would have earned if they had invested a lump sum in the fund at the start of the period and reinvested any distributions they received. Their actual returns, however, depend on whether they subsequently bought or sold any shares. There’s often a gap between this dollar-weighted return for investors and the fund’s time-weighted return, as shown below.

Many sensible investment behaviors can contribute to the difference in returns, but industry cash flow data suggest that one important factor is the generally counterproductive effort to buy and sell at the “right” time. Keeping your emotions in check can help narrow the gap.

Mutual fund returns and investor returns over the last decade

Average fund return
Average investor return

Notes: Data are as of September 30, 2015. The average fund returns and average investor returns are from Morningstar. The average fund returns are the average of the funds’ time-weighted returns in each category. The average investor returns assume that the growth of a fund’s total net assets for a given period is driven by market returns and investor cash flow. To calculate investor return, a fund’s change in assets for the period is discounted by the return of the fund to isolate how much of the asset growth was driven by cash flow. A model, similar to an internal rate-of-return calculation, is then used to calculate a constant growth rate that links the beginning total net assets and periodic cash flows to the ending total net assets. Amounts may not add up exactly because of rounding.

Sources: Vanguard and Morningstar, Inc.

6

The fund’s long-term record continues to be admirable
Looking at the Windsor Fund’s longer-term record, its 6.86% average annual return for Investor Shares over the ten years ended October 31, 2015, is slightly ahead of that of its index. The fund has also surpassed its peer fund group by almost a percentage point per year, on average.

The fund’s returns have been positive in nine of its last ten fiscal years, and in seven of those, its return was above the overall market’s longer-term average.

Over the last decade, the only fiscal year with a negative return was 2008, when Windsor’s focus on out-of-favor companies was especially penalized in the tumult of the financial crisis.

Going back more than half a century, Windsor has distinguished itself, returning 11.39% on average annually since its inception in 1958. We’re confident that Windsor’s proven strategy will continue to benefit long-term investors for years to come.

A dose of discipline is crucial when markets become volatile
The developments over the past few months remind us that nobody can control the direction of the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to unstable and turbulent markets.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping your long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 17, 2015

7

Advisors’ Report

For the fiscal year ended October 31, 2015, Investor Shares of Vanguard Windsor Fund returned 1.76%, and lower-cost Admiral Shares returned 1.85%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the period and of how their portfolio positioning reflects this assessment. (Please note that the Pzena discussion refers to industry sectors as defined by Russell classifications, rather than the Global Industry Classification Standard used elsewhere in this report.) These reports were prepared on November 13, 2015.

Wellington Management Company LLP

Portfolio Manager:

James N. Mordy, Senior Managing Director and Equity Portfolio Manager

The past fiscal year has been challenging for U.S. equities. Corporate earnings have been pressured by a combination of the dollar’s strength, a decline in oil and commodity prices, slower emerging market growth, and a more sluggish manufacturing economy than we envisioned. Consumer spending, which has grown in line with higher income levels, has been a relative bright spot. Investors have had to confront

Vanguard Windsor Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	69	12,129	Seeks to provide long-term total returns above both the
Company LLP			S&P 500 and value-oriented indexes over a complete
			market cycle through bottom-up, fundamentally driven
			stock selection focused on undervalued securities.

Pzena Investment Management,	30	5,241	Uses a fundamental, bottom-up, deep-value-oriented
LLC			investment strategy. Seeks to buy good businesses at
			low prices, focusing exclusively on companies that are
			underperforming their historically demonstrated
			earnings power.
Cash Investments	1	215	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

8

uncertainties involving Federal Reserve policy, the global economic outlook, and geopolitics.

The S&P 500 Index returned just over 5% for the period thanks to October, which was the best month for the broad market in four years. Key foreign central banks are expected to remain in easing mode, pessimism about China probably was overdone, and a surprisingly strong U.S. employment report in November has greatly increased the odds of an initial Fed tightening of monetary policy in December.

Our portfolio lagged the S&P 500 Index but outperformed the Russell 1000 Value Index. In an uncertain environment, investors seemed to prefer many of the more “assured” growth stocks, where valuation multiples make us uncomfortable, and they shunned some of the more volatile stocks that we often embrace with a longer-term perspective.

Energy was by far the worst-performing sector of the S&P 500 Index, with crude oil prices having been cut in half over the period. We were positioned too aggressively, with a slight overweight to the group, and our portfolio was hurt by our preference for the more volatile exploration and production names rather than the major integrated oil companies. We believe oil prices are not sustainable at current levels, as producers have responded to a steep decline in available cash flow by slashing exploration and development spending levels. Domestic production, which largely created the oversupply, has already declined 500,000 barrels per day and should continue to drop until prices begin to recover. Meanwhile, global demand growth has remained healthy.

We also lagged in the materials sector, where we are slightly overweighted because of a handful of chemical companies. Methanex, a producer of methanol, was pressured by the oil price decline, as methanol is increasingly used as a substitute for some traditional energy sources. We have held on to the stock for three reasons: The company has some considerable internal earnings drivers that remain on track, it will soon enter a phase of significant free cash flow generation, and we expect some rebound in oil prices. We bought Huntsman during the year, expecting it to benefit from lower oil prices because benzene is one of its key raw materials. Unfortunately, this was more than offset by continued deterioration in the titanium dioxide (TiO2) market and weakness in China as product inventories are depleted. We are somewhat encouraged by management’s efforts to step up a stock repurchase plan and an indication that it intends to exit the problematic TiO2 business.

The health care sector once again outperformed the S&P 500 despite a sharp correction late in the period. It was our best sector on a relative basis. We enjoyed excellent returns in two of our larger holdings, Aetna and Bristol-Myers Squibb. Consolidation fever has boosted the health insurers, with Aetna looking to combine with Humana. We believe the HMOs will play an essential role as U.S. policymakers increasingly focus on controlling health care costs. Bristol-Myers Squibb is

9

demonstrating progress on multiple fronts with its immuno-oncology efforts, and we continue to believe most investors are underestimating this potential. Still, we used the strength in the group to take meaningful profits, and our sales leave us more neutral-weighted to the S&P 500 health care sector versus a meaningful overweight a year ago.

We had a variety of winners in consumer discretionary (by far the strongest S&P 500 sector), including Newell Rubbermaid, Lowe’s, Delphi Automotive, and Norwegian Cruise Line. Cruise industry prospects are the best they’ve been in many years, given a restrained order book for new vessels and new demand driven by major markets such as China and Cuba. Our well-performing stocks were more than offset by strong moves in several large growth names in the S&P 500, including Starbucks, Amazon.com, and Walt Disney, that we consider too expensive to own. Amazon’s success represents a huge challenge for traditional retailers that must scramble to compete online, and we have been reluctant to take on these long-term trends.

The U.S. economy is in a soft patch as excess inventory is worked off. We expect better momentum in early 2016 and see U.S. GDP growth of about 2.5% next year. The long-awaited action by the Fed to raise short-term interest rates seems imminent. We believe we are well-positioned for what should be a more limited and gradual tightening cycle. Because global central bank policies will be out of sync, we will be conscious of the risk of further dollar strength on overseas earnings and commodity prices. We are entering a more mature phase of the economic cycle, where we can anticipate that investors will have less tolerance for any companies that aren’t fully participating in the growth. We believe our portfolio continues to represent a healthy combination of good companies at compelling valuations, being managed with an appropriate degree of risk control. We appreciate, as always, your confidence in our team to manage your fund.

Pzena Investment Management, LLC

Portfolio Managers:

Richard Pzena, Managing Principal and Co-Chief Investment Officer

John P. Goetz, Managing Principal and Co-Chief Investment Officer

Benjamin S. Silver, CFA, Principal and Co-Director of Research

Value-style investing lagged the market this fiscal year, a period marked by fears over global growth, declines in oil and commodity prices, and uncertainty over U.S. monetary policy. The Russell 1000 Value Index was essentially flat, led by health care and consumer staples, with energy and materials the largest decliners. Our modest outperformance was driven in part by stock selection in these weak industries.

We benefited from minimal exposure in the materials sector. Our one holding, Masco, performed well, driven by residential construction spending. Although our energy holdings were the largest individual

10

detractors, we still outperformed within the sector by holding integrated oil companies instead of oil service companies.

In health care, our managed care holdings performed well, led by Cigna and Aetna. HMOs were up as investors gained comfort with the sustainability of earnings growth after the implementation of the Affordable Care Act and on better-than-expected medical cost trends. Cigna also drew support from a takeover offer by Anthem.

Two notable standouts among our financial holdings were AIG and UBS. Former AIG CEO Maurice Greenberg’s lawsuit against the U.S. government over the legality of its company bailout ended with no damages being awarded, and UBS settled its foreign exchange and LIBOR issues with the U.S. Department of Justice for significantly less than anticipated.

Among our largest detractors, Hewlett-Packard (HP) fell as investors were concerned about the impact of weak PC demand and currency effects on earnings. HP remains a compelling investment because of its leading competitive position, and we believe the increased operational focus enabled by its splitting into two companies will unlock value. Wal-Mart Stores declined after it announced lower profit margins through 2017 because of spending on wages, e-commerce, and store improvements. Our investment case for Wal-Mart was premised on its strong competitive position and improvement of its depressed margins as it benefits from these expenditures. We continue to focus on the competitive landscape and the company’s prospects for revenue growth and profit margins. Genworth Financial fell in reaction to its commentary around debt repayment plans and the value of its long-term-care business. This news, however, had already been largely priced into our earnings estimate.

We reduced our health care weighting by selling LabCorp and Quest Diagnostics in line with valuation and by trimming other names on strength. We also reduced our consumer discretionary exposure by selling TRW Automotive, and we swapped General Motors for Ford Motor, whose stock price declined amid lower guidance. With Ford, we get the same exposure to light trucks, a stronger balance sheet, more advanced technology, and a streamlined manufacturing process at roughly the same valuation.

We added to energy positions on weakness and to producer durables by purchasing Dover, a high-quality diversified global industrial company that traded down because of its energy exposure. We also purchased Stanley Black & Decker on margin improvement, driven by a focus shift from acquisitions to operations. These purchases were funded in part by our sale of General Dynamics, which had reached our estimate of fair value.

Overall, our portfolio remains exposed to sectors whose earnings are depressed and expectations are low: financials, energy, and select technology and producer durables.

11

Windsor Fund

Fund Profile
As of October 31, 2015

Share-Class Characteristics

	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWNDX	VWNEX
Expense Ratio[1]	0.38%	0.28%
30-Day SEC
Yield	1.47%	1.56%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	133	690	3,971
Median Market Cap	$32.0B	$56.2B	$51.0B
Price/Earnings Ratio	17.6x	18.5x	21.9x
Price/Book Ratio	1.8x	1.8x	2.7x
Return on Equity	15.5%	12.9%	17.2%
Earnings Growth
Rate	9.2%	5.2%	9.9%
Dividend Yield	2.0%	2.6%	2.0%
Foreign Holdings	9.9%	0.0%	0.0%
Turnover Rate	28%	—	—
Short-Term
Reserves	1.9%	—	—

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.95	0.94
Beta	1.04	1.05

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
American International
Group Inc.	Multi-line Insurance	2.5%
Citigroup Inc.	Diversified Banks	2.3
Bristol-Myers Squibb Co. Pharmaceuticals		2.2
MetLife Inc.	Life & Health
	Insurance	2.1
Wells Fargo & Co.	Diversified Banks	1.9
Medtronic plc	Health Care
	Equipment	1.7
Bank of America Corp.	Diversified Banks	1.6
Cisco Systems Inc.	Communications
	Equipment	1.6
NXP Semiconductors NV Semiconductors		1.5
XL Group plc	Property & Casualty
	Insurance	1.4
Top Ten		18.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 25, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2015, the expense ratios were 0.39% for Investor Shares and 0.29% for Admiral Shares.

12

Windsor Fund

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Consumer
Discretionary	12.0%	5.4%	13.7%
Consumer Staples	4.0	6.7	8.5
Energy	10.2	13.4	6.5
Financials	30.9	29.7	17.9
Health Care	13.5	11.6	14.2
Industrials	9.0	10.3	10.7
Information
Technology	16.5	11.6	20.1
Materials	2.3	2.9	3.3
Telecommunication
Services	0.2	2.4	2.1
Utilities	1.4	6.0	3.0

13

Windsor Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2005, Through October 31, 2015
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2015
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Windsor Fund*Investor Shares	1.76%	13.57%	6.86%	$19,418
Russell 1000 Value Index	0.53	13.26	6.75	19,225
Multi-Cap Value Funds Average	0.21	11.42	5.94	17,805
Dow Jones U.S. Total Stock Market
Float Adjusted Index	4.40	14.11	8.07	21,735

Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Windsor Fund Admiral Shares	1.85%	13.69%	6.98%	$98,131
Russell 1000 Value Index	0.53	13.26	6.75	96,127
Dow Jones U.S. Total Stock Market Float
Adjusted Index	4.40	14.11	8.07	108,676

See Financial Highlights for dividend and capital gains information.

14

Windsor Fund

Fiscal-Year Total Returns (%): October 31, 2005, Through October 31, 2015

Windsor Fund Investor Shares
Russell 1000 Value Index

Average Annual Total Returns: Periods Ended September 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	10/23/1958	-3.46%	12.93%	5.86%
Admiral Shares	11/12/2001	-3.37	13.04	5.97

15

Windsor Fund

Financial Statements

Statement of Net Assets
As of October 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (97.4%)[1]
Consumer Discretionary (11.7%)
Lennar Corp. Class A	4,825,690	241,622
Delphi Automotive plc	2,820,200	234,612
Newell Rubbermaid Inc.	4,902,700	208,022
* Norwegian Cruise Line
Holdings Ltd.	3,192,100	203,081
Ford Motor Co.	10,859,950	160,836
Lowe’s Cos. Inc.	2,018,900	149,055
DR Horton Inc.	4,085,500	120,277
Ralph Lauren Corp.
Class A	1,043,600	115,600
Omnicom Group Inc.	1,502,625	112,577
News Corp. Class A	5,447,250	83,888
TJX Cos. Inc.	1,118,500	81,863
Staples Inc.	5,025,771	65,285
PulteGroup Inc.	3,426,700	62,811
Interpublic Group
of Cos. Inc.	2,732,025	62,645
* Toll Brothers Inc.	1,600,100	57,556
Comcast Corp. Special
Class A	832,600	52,212
News Corp. Class B	1,469,052	22,741
Kohl’s Corp.	343,475	15,841
		2,050,524
Consumer Staples (3.7%)
CVS Health Corp.	2,197,325	217,052
Ingredion Inc.	1,943,317	184,732
Wal-Mart Stores Inc.	1,770,650	101,352
British American
Tobacco plc	1,614,600	95,836
Kellogg Co.	819,900	57,819
		656,791
Energy (9.9%)
Royal Dutch Shell
plc ADR	4,546,748	238,522
Exxon Mobil Corp.	2,397,975	198,408

			Market
			Value
		Shares	($000)
	Pioneer Natural
	Resources Co.	1,352,500	185,482
	BP plc ADR	4,150,450	148,171
	Anadarko Petroleum
	Corp.	2,108,300	141,003
	Baker Hughes Inc.	2,597,525	136,838
	Cameco Corp.	8,486,800	120,258
	Halliburton Co.	3,130,300	120,141
*	Concho Resources Inc.	880,800	102,094
*	Cobalt International
	Energy Inc.	11,606,968	89,025
	Canadian Natural
	Resources Ltd.	3,498,800	81,242
*	Southwestern
	Energy Co.	5,710,200	63,041
	Apache Corp.	1,143,575	53,897
	Valero Energy Corp.	473,600	31,220
	Murphy Oil Corp.	826,350	23,493
	Cenovus Energy Inc.	659,290	9,830
			1,742,665
Financials (30.2%)
	American International
	Group Inc.	7,086,500	446,875
	Citigroup Inc.	7,565,375	402,251
	MetLife Inc.	7,272,625	366,395
	Wells Fargo & Co.	6,020,150	325,931
	Bank of America Corp.	16,793,000	281,787
	XL Group plc Class A	6,675,625	254,208
	Unum Group	6,880,200	238,399
	Principal Financial
	Group Inc.	4,475,900	224,511
	Ameriprise Financial Inc.	1,933,800	223,083
	Weyerhaeuser Co.	6,843,000	200,705
	PNC Financial Services
	Group Inc.	2,150,150	194,073
	Torchmark Corp.	2,784,100	161,506
	JPMorgan Chase & Co.	2,330,400	149,728

16

Windsor Fund

			Market
			Value
		Shares	($000)
	Zions Bancorporation	4,723,044	135,882
	Comerica Inc.	3,040,700	131,966
	Boston Properties Inc.	1,041,300	131,048
	Public Storage	566,500	129,989
	SL Green Realty Corp.	916,000	108,656
	Goldman Sachs
	Group Inc.	573,900	107,606
	Bank of Nova Scotia	2,211,800	104,010
	UBS Group AG	5,063,558	101,423
	Franklin Resources Inc.	2,481,775	101,157
	Voya Financial Inc.	2,481,125	100,659
	Morgan Stanley	2,982,366	98,329
	Axis Capital Holdings Ltd.	1,418,271	76,587
	Julius Baer Group Ltd.	1,499,493	74,300
	State Street Corp.	1,071,075	73,904
	Willis Group Holdings plc	1,261,950	56,296
	Fifth Third Bancorp	2,857,550	54,436
	Regions Financial Corp.	5,573,600	52,113
	Allstate Corp.	810,397	50,147
	Citizens Financial
	Group Inc.	2,062,250	50,113
	KeyCorp	3,482,075	43,247
	Progressive Corp.	796,525	26,389
	Invesco Ltd.	695,225	23,061
*	Genworth Financial Inc.
	Class A	2,832,750	13,257
			5,314,027
Health Care (13.1%)
	Bristol-Myers Squibb Co.	5,986,700	394,823
	Medtronic plc	3,967,744	293,296
	UnitedHealth Group Inc.	1,799,200	211,910
	Merck & Co. Inc.	3,741,300	204,499
	Aetna Inc.	1,689,281	193,896
	AstraZeneca plc ADR	5,746,800	183,265
	Johnson & Johnson	1,018,700	102,919
	McKesson Corp.	570,200	101,952
*	Mylan NV	1,837,400	81,011
*	Biogen Inc.	271,100	78,757
	Cigna Corp.	548,966	73,583
	Abbott Laboratories	1,638,898	73,423
	Pfizer Inc.	1,770,875	59,891
*	HCA Holdings Inc.	865,183	59,516
	Eli Lilly & Co.	673,400	54,929
	Becton Dickinson and Co.	370,100	52,747
	Baxter International Inc.	1,197,863	44,788
	Baxalta Inc.	1,197,863	41,278
			2,306,483
Industrials (8.8%)
	Eaton Corp. plc	4,134,200	231,143
	Raytheon Co.	1,713,200	201,130
*	Hertz Global
	Holdings Inc.	8,492,900	165,611

			Market
			Value
		Shares	($000)
	Honeywell
	International Inc.	1,569,200	162,067
*	Sensata Technologies
	Holding NV	3,148,700	151,421
	American Airlines
	Group Inc.	3,194,200	147,636
	Stanley Black
	& Decker Inc.	1,137,175	120,518
	Parker-Hannifin Corp.	1,079,850	113,060
	Kansas City Southern	817,385	67,647
	Masco Corp.	2,048,848	59,417
	Rexel SA	4,032,535	55,059
	Dover Corp.	595,220	38,350
	L-3 Communications
	Holdings Inc.	211,050	26,677
			1,539,736
Information Technology (16.0%)
	Cisco Systems Inc.	9,523,225	274,745
*	NXP Semiconductors NV	3,277,400	256,784
*	Arrow Electronics Inc.	4,140,550	227,689
	Lam Research Corp.	2,944,000	225,481
	Avago Technologies Ltd.
	Class A	1,623,300	199,877
*	Alphabet Inc. Class A	233,700	172,328
	Microsoft Corp.	3,253,450	171,262
	Hewlett-Packard Co.	5,372,675	144,847
*	Check Point Software
	Technologies Ltd.	1,652,400	140,355
	Oracle Corp.	3,368,700	130,840
	Accenture plc Class A	1,154,100	123,720
*	ARRIS Group Inc.	4,333,900	122,476
	Apple Inc.	1,018,100	121,663
*	Cognizant Technology
	Solutions Corp. Class A	1,729,900	117,823
*	Micron Technology Inc.	6,860,100	113,603
	Intel Corp.	3,012,125	101,991
	Skyworks Solutions Inc.	768,700	59,374
	TE Connectivity Ltd.	865,010	55,741
	QUALCOMM Inc.	871,550	51,788
			2,812,387
Materials (2.2%)
	Celanese Corp. Class A	1,857,600	131,982
	Methanex Corp.	3,276,600	130,835
	Huntsman Corp.	6,080,800	80,084
	PPG Industries Inc.	485,600	50,629
			393,530
Other (0.3%)
2	Vanguard Value ETF	703,525	58,125

Telecommunication Services (0.2%)
	AT&T Inc.	815,225	27,318

17

	Windsor Fund

			Market
			Value
		Shares	($000)
	Utilities (1.3%)
	PG&E Corp.	2,370,300	126,574
	Entergy Corp.	788,774	53,763
	Edison International	852,150	51,572
			231,909
	Total Common Stocks
	(Cost $14,048,128)		17,133,495
Temporary Cash Investments (2.7%)[1]
	Money Market Fund (1.7%)
3	Vanguard Market
	Liquidity Fund,
	0.207%	293,271,096	293,271

		Face
		Amount
		($000)
Repurchase Agreement (0.5%)
	Bank of America
	Securities, LLC .080%,
	11/2/15 (Dated 10/30/15,
	Repurchase Value
	$95,801,000, collateralized
	by Government National
	Mortgage Assn. 3.50%,
	10/20/45, with a value of
	$97,716,000)	95,800	95,800

U.S. Government and Agency Obligations (0.5%)
[4],5	Federal Home Loan Bank
	Discount Notes,
	0.140%, 12/4/15	1,000	1,000
4	Federal Home Loan Bank
	Discount Notes,
	0.100%, 1/13/16	75,000	74,986
[4],5	Federal Home Loan Bank
	Discount Notes,
	0.115%, 1/14/16	2,000	2,000
[4],5	Federal Home Loan Bank
	Discount Notes,
	0.200%, 2/19/16	3,000	2,999
4	Federal Home Loan Bank
	Discount Notes,
	0.245%, 4/20/16	6,000	5,994
			86,979
Total Temporary Cash Investments
	(Cost $476,046)		476,050
	Total Investments (100.1%)
	(Cost $14,524,174)		17,609,545

Amount
($000)
Other Assets and Liabilities (-0.1%)
Other Asset
Investment in Vanguard	1,518
Receivables for Investment Securities Sold 30,386
Receivables for Accrued Income	17,534
Receivables for Capital Shares Issued	2,562
Other Assets	4,358
Total Other Assets	56,358
Liabilities
Payables for Investment Securities
Purchased	(39,131)
Payables to Investment Advisor	(5,917)
Payables for Capital Shares Redeemed	(6,303)
Payables to Vanguard	(28,663)
Other Liabilities	(754)
Total Liabilities	(80,768)
Net Assets (100%)	17,585,135

18

Windsor Fund

At October 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	13,391,504
Undistributed Net Investment Income	66,409
Accumulated Net Realized Gains	1,031,907
Unrealized Appreciation (Depreciation)
Investment Securities	3,085,371
Futures Contracts	10,081
Foreign Currencies	(137)
Net Assets	17,585,135

Investor Shares—Net Assets
Applicable to 255,454,075 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,379,214
Net Asset Value Per Share—
Investor Shares	$21.06

Admiral Shares—Net Assets
Applicable to 171,822,523 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	12,205,921
Net Asset Value Per Share—
Admiral Shares	$71.04

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.3% and 1.8%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $4,499,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

19

Windsor Fund

Statement of Operations

Year Ended
October 31, 2015
($000)
Investment Income
Income
Dividends[1,2]	369,458
Interest[2]	617
Securities Lending	685
Total Income	370,760
Expenses
Investment Advisory Fees—Note B
Basic Fee	23,280
Performance Adjustment	5,817
The Vanguard Group—Note C
Management and Administrative—Investor Shares	12,424
Management and Administrative—Admiral Shares	14,680
Marketing and Distribution—Investor Shares	933
Marketing and Distribution—Admiral Shares	1,132
Custodian Fees	154
Auditing Fees	37
Shareholders’ Reports—Investor Shares	57
Shareholders’ Reports—Admiral Shares	50
Trustees’ Fees and Expenses	31
Total Expenses	58,595
Net Investment Income	312,165
Realized Net Gain (Loss)
Investment Securities Sold[2]	1,169,949
Futures Contracts	13,490
Foreign Currencies	(998)
Realized Net Gain (Loss)	1,182,441
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,155,228)
Futures Contracts	4,796
Foreign Currencies	63
Change in Unrealized Appreciation (Depreciation)	(1,150,369)
Net Increase (Decrease) in Net Assets Resulting from Operations	344,237

1 Dividends are net of foreign withholding taxes of $3,812,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,441,000, $415,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Windsor Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	312,165	241,619
Realized Net Gain (Loss)	1,182,441	1,596,737
Change in Unrealized Appreciation (Depreciation)	(1,150,369)	449,894
Net Increase (Decrease) in Net Assets Resulting from Operations	344,237	2,288,250
Distributions
Net Investment Income
Investor Shares	(88,997)	(91,690)
Admiral Shares	(207,892)	(139,380)
Realized Capital Gain[1]
Investor Shares	(256,420)	—
Admiral Shares	(533,404)	—
Total Distributions	(1,086,713)	(231,070)
Capital Share Transactions
Investor Shares	(1,584,067)	(810,259)
Admiral Shares	1,848,612	545,483
Net Increase (Decrease) from Capital Share Transactions	264,545	(264,776)
Total Increase (Decrease)	(477,931)	1,792,404
Net Assets
Beginning of Period	18,063,066	16,270,662
End of Period[2]	17,585,135	18,063,066

1 Includes fiscal 2015 short-term gain distributions totaling $0. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $66,409,000 and $52,131,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Windsor Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$21.98	$19.50	$14.66	$12.92	$12.56
Investment Operations
Net Investment Income	. 356[1]	.279	.255	.252	.184
Net Realized and Unrealized Gain (Loss)
on Investments	.026	2.467	4.839	1.729	. 346
Total from Investment Operations	.382	2.746	5.094	1.981	.530
Distributions
Dividends from Net Investment Income	(. 339)	(. 266)	(. 254)	(.241)	(.170)
Distributions from Realized Capital Gains	(.963)	—	—	—	—
Total Distributions	(1.302)	(.266)	(.254)	(.241)	(.170)
Net Asset Value, End of Period	$21.06	$21.98	$19.50	$14.66	$12.92

Total Return[2]	1.76%	14.14%	35.17%	15.56%	4.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,379	$7,179	$7,126	$6,711	$6,736
Ratio of Total Expenses to
Average Net Assets[3]	0.39%	0.38%	0.37%	0.35%	0.39%
Ratio of Net Investment Income to
Average Net Assets	1.64%[1]	1.33%	1.49%	1.80%	1.34%
Portfolio Turnover Rate	28%	38%	40%	68%	49%

1 Net investment income per share and the ratio of net investment income to average net assets include $.052 and 0.24%, respectively, resulting from income received from Covidien Ltd. in January 2015.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.02%, (0.01%), and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Windsor Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$74.17	$65.81	$49.47	$43.59	$42.37
Investment Operations
Net Investment Income	1.291[1]	1.016	.924	.900	.664
Net Realized and Unrealized Gain (Loss)
on Investments	.062	8.314	16.329	5.844	1.171
Total from Investment Operations	1.353	9.330	17.253	6.744	1.835
Distributions
Dividends from Net Investment Income	(1.235)	(.970)	(. 913)	(. 864)	(.615)
Distributions from Realized Capital Gains	(3.248)	—	—	—	—
Total Distributions	(4.483)	(. 970)	(. 913)	(. 864)	(.615)
Net Asset Value, End of Period	$71.04	$74.17	$65.81	$49.47	$43.59

Total Return[2]	1.85%	14.24%	35.32%	15.71%	4.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,206	$10,884	$9,144	$5,795	$4,994
Ratio of Total Expenses to
Average Net Assets[3]	0.29%	0.28%	0.27%	0.25%	0.29%
Ratio of Net Investment Income to
Average Net Assets	1.74%[1]	1.43%	1.59%	1.90%	1.44%
Portfolio Turnover Rate	28%	38%	40%	68%	49%

1 Net investment income per share and the ratio of net investment income to average net assets include $.177 and 0.24%, respectively, resulting from income received from Covidien Ltd. in January 2015.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.02%, (0.01%), and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Windsor Fund

Notes to Financial Statements

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

24

Windsor Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2015, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are

25

Windsor Fund

charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2015, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Wellington Management Company LLP, and Pzena Investment Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Mangement Company, LLP, is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years. The basic fee of Pzena Investment Management Company LLC, is subject to quarterly adjustments based on performance relative to the Russell 1000 Value Index for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the year ended October 31, 2015, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets, before an increase of $5,817,000 (0.03%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2015, the fund had contributed to Vanguard capital in the amount of $1,518,000, representing 0.01% of the fund’s net assets and 0.61% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

26

Windsor Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	16,908,299	225,196	—
Temporary Cash Investments	293,271	182,779	—
Futures Contracts—Assets[1]	26	—	—
Futures Contracts—Liabilities[1]	(752)	—	—
Total	17,200,844	407,975	—
1 Represents variation margin on the last day of the reporting period.

E. At October 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2015	154	79,837	4,990
E-mini S&P 500 Index	December 2015	730	75,690	5,091
				10,081

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2015, the fund realized net foreign currency losses of $998,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

27

Windsor Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $144,722,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2015, the fund had $104,122,000 of ordinary income and $1,046,269,000 of long-term capital gains available for distribution.

At October 31, 2015, the cost of investment securities for tax purposes was $14,538,315,000. Net unrealized appreciation of investment securities for tax purposes was $3,071,230,000, consisting of unrealized gains of $4,046,413,000 on securities that had risen in value since their purchase and $975,183,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended October 31, 2015, the fund purchased $4,955,535,000 of investment securities and sold $5,428,396,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

			Year Ended October 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	475,343	22,113	534,926	25,704
Issued in Lieu of Cash Distributions	336,127	15,916	89,500	4,227
Redeemed	(2,395,537)	(109,171)	(1,434,685)	(68,755)
Net Increase (Decrease)—Investor Shares	(1,584,067)	(71,142)	(810,259)	(38,824)
Admiral Shares
Issued	2,381,431	32,225	1,389,863	19,755
Issued in Lieu of Cash Distributions	697,529	9,787	128,650	1,799
Redeemed	(1,230,348)	(16,932)	(973,030)	(13,763)
Net Increase (Decrease) —Admiral Shares	1,848,612	25,080	545,483	7,791

I. Management has determined that no material events or transactions occurred subsequent to October 31, 2015, that would require recognition or disclosure in these financial statements.

28

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Windsor Funds and the Shareholders of Vanguard Windsor Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor Fund (constituting a separate portfolio of Vanguard Windsor Funds, hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 10, 2015

Special 2015 tax information (unaudited) for Vanguard Windsor Fund

This information for the fiscal year ended October 31, 2015, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $932,892,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $296,889,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 74.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

29

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Windsor Fund Investor Shares
Periods Ended October 31, 2015

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	1.76%	13.57%	6.86%
Returns After Taxes on Distributions	0.34	13.02	5.98
Returns After Taxes on Distributions and Sale of Fund Shares	2.16	10.90	5.53

30

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

31

Six Months Ended October 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor Fund	4/30/2015	10/31/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$962.99	$1.93
Admiral Shares	1,000.00	963.39	1.44
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.24	$1.99
Admiral Shares	1,000.00	1,023.74	1.48

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.39% for Investor Shares and 0.29% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

32

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

33

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

34

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester, the	Occupation(s) During the Past Five Years and
University of Rochester Medical Center, Monroe	Other Experience: Corporate Vice President and
Community College Foundation, and North Carolina	Chief Global Diversity Officer (retired 2008) and
A&T University.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior Management Team
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment	Mortimer J. Buckley	Chris D. McIsaac
firm); Director of Rand Merchant Bank; Overseer of	Kathleen C. Gubanich	James M. Norris
the Museum of Fine Arts Boston.	Paul A. Heller	Thomas M. Rampulla
	Martha G. King	Glenn W. Reed
Peter F. Volanakis	John T. Marcante	Karin A. Risi
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College;	Chairman, 1996–2009
Member of the Advisory Board of the Norris Cotton	Chief Executive Officer and President, 1996–2008
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q220 122015

Annual Report | October 31, 2015

Vanguard Windsor™ II Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	9
Fund Profile.	14
Performance Summary.	15
Financial Statements.	17
Your Fund’s After-Tax Returns.	33
About Your Fund’s Expenses.	34
Glossary.	36

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2015
Total
Returns
Vanguard Windsor II Fund
Investor Shares	1.57%
Admiral™ Shares	1.66
Russell 1000 Value Index	0.53
Large-Cap Value Funds Average	0.48

Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
October 31, 2014, Through October 31, 2015
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Windsor II Fund
Investor Shares	$39.59	$36.73	$0.827	$2.613
Admiral Shares	70.27	65.20	1.525	4.636

Chairman’s Letter

Dear Shareholder,

Value stocks trailed their growth brethren and large-capitalization stocks trumped small-caps over the fiscal year ended October 31, 2015. Vanguard Windsor II Fund is a value-oriented fund that resides mostly in the large-cap camp, albeit with some mid-cap exposure. In this mixed investment environment, your fund managed a modest advance that exceeded the results of its comparative standards.

Windsor II’s Investor Shares returned 1.57% and its Admiral Shares 1.66%, better than 1 percentage point ahead of both the benchmark Russell 1000 Value Index and the average return of large-cap value peer funds.

If you hold Windsor II shares in a taxable account, you may wish to review the discussion of after-tax returns for the fiscal year that appears later in this report.

On a separate note, I’d like to express my deep appreciation to Jim Barrow, who is stepping down as lead portfolio manager of the Windsor II Fund after more than 30 distinguished years. He will pass portfolio management responsibilities to his co-managers, Jeff Fahrenbruch and David Ganucheau.

Jim is the founding partner and executive director of Barrow, Hanley, Mewhinney & Strauss, which has managed Windsor II since its 1985 inception and celebrated the fund’s 30th anniversary in June. Along with being one of Vanguard’s longest-tenured portfolio managers, Jim is a brilliant investor and a true partner in every sense of the word.

This transition is a natural progression, and we have full confidence in Jeff and David. They have been members of Windsor II’s management team since 2013, with nearly 20 years of industry experience apiece.

The U.S. stock market fluctuated on its way to modest returns
The broad U.S. stock market returned more than 4% for the 12 months. Stocks generally climbed during the first nine months before dropping sharply in August and September amid fears that slower economic growth in China would spread across the globe.

In October, however, stocks rallied as the Federal Reserve kept short-term interest rates at historical lows. Central banks in Europe and Asia also signaled or enacted more stimulus measures to counter

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	4.86%	16.28%	14.32%
Russell 2000 Index (Small-caps)	0.34	13.90	12.06
Russell 3000 Index (Broad U.S. market)	4.49	16.09	14.14
FTSE All-World ex US Index (International)	-3.83	5.20	2.99

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.96%	1.65%	3.03%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.87	2.91	4.28
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

CPI
Consumer Price Index	0.17%	0.93%	1.69%

sluggish growth and low inflation. Corporate earnings, although generally lower than in the past couple of years, mostly exceeded expectations.

The strength of the U.S. dollar against foreign currencies contributed to a return of about –4% for international stocks. Returns for the developed markets of the Pacific region and Europe were essentially flat. Stocks tumbled in emerging markets, where the concerns about China seemed to weigh most heavily.

The search for a safe haven gave bonds a bit of a boost
The broad U.S. taxable bond market, which returned 1.96% over the fiscal year, benefited from investors’ desire for safe-haven assets during periods of stock market volatility. The yield of the 10-year U.S. Treasury note ended October at 2.17%, down from 2.31% a year earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –6.74%, held back by the dollar’s strength. Without this currency effect, international bond returns were positive.

The Fed’s 0%–0.25% target for short-term interest rates continued to constrain returns for money market funds and savings accounts.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Windsor II Fund	0.36%	0.28%	1.13%

The fund expense ratios shown are from the prospectus dated February 25, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2015, the fund’s expense ratios were 0.34% for Investor Shares and 0.26% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Large-Cap Value Funds.

Consumer sectors paced the fund’s performance
Barrow, Hanley, Mewhinney & Strauss is capably joined in managing the Windsor II Fund by Lazard Asset Management, Hotchkis and Wiley Capital Management, Sanders Capital, and Vanguard Quantitative Equity Group. Each of the five advisors invests its piece of the portfolio using a long-term lens and a value-oriented strategy. The advisors search for attractive stocks that the marketplace may have ignored or not fully appreciated and then invest for the long run.

As I mentioned, value stocks were not in favor over the fiscal year, and that hurt Windsor II more than its large-cap approach helped. The benchmark Russell 1000 Value Index trailed its growth counterpart by almost 9 percentage points. Although the period was challenging for value-style investing, the advisors’ holdings held up better than those of the benchmark. The fund’s consumer discretionary and consumer staples stocks were obvious areas of strength.

Windsor II’s consumer discretionary stocks returned almost 13%, about 4 percentage points higher than those in the benchmark. Consumer discretionary companies are spread among a wide range of industries, and their profitability is mostly determined by consumer spending, consumer confidence, and a cooperative economy. Windsor II’s holdings among automakers, hotels and resorts, general merchandise stores, and automotive retailers performed particularly well.

Total Returns
Ten Years Ended October 31, 2015
Average
Annual Return
Windsor II Fund Investor Shares	6.73%
Russell 1000 Value Index	6.75
Large-Cap Value Funds Average	5.89

Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Staying the course can help you stay closer to your fund’s return

When stock markets are highly volatile, as in recent months, it’s tempting to run for cover.
But the price of panic can be high.

A rough measure of what can be lost from attempts to time the market is the difference between the returns produced by a fund and the returns earned by the fund’s investors.

The results shown in your fund’s Performance Summary later in this report are its time-
weighted returns—the average annual returns investors would have earned if they had invested a lump sum in the fund at the start of the period and reinvested any distributions they received. Their actual returns, however, depend on whether they subsequently bought or sold any shares. There’s often a gap between this dollar-weighted return for investors and the fund’s time-weighted return, as shown below.

Many sensible investment behaviors can contribute to the difference in returns, but industry cash flow data suggest that one important factor is the generally counterproductive effort to buy and sell at the “right” time. Keeping your emotions in check can help narrow the gap.

Mutual fund returns and investor returns over the last decade

Average fund return
Average investor return

Notes: Data are as of September 30, 2015. The average fund returns and average investor returns are from Morningstar. The average fund returns are the average of the funds’ time-weighted returns in each category. The average investor returns assume that the growth of a fund’s total net assets for a given period is driven by market returns and investor cash flow. To calculate investor return, a fund’s change in assets for the period is discounted by the return of the fund to isolate how much of the asset growth was driven by cash flow. A model, similar to an internal rate-of-return calculation, is then used to calculate a constant growth rate that links the beginning total net assets and periodic cash flows to the ending total net assets. Amounts may not add up exactly because of rounding.

Sources: Vanguard and Morningstar, Inc.

The consumer staples sector is more defensive and less dependent on the economy’s health. In fact, these stocks tend to perform better than some others in slumping economies, as they represent needed products that consumers must still buy. Windsor II’s consumer staples holdings returned about 7%, more than 5 percentage points above those of the benchmark.

Most of Windsor II’s weakness came from the financial sector, which constituted nearly one-quarter of assets on average for the period. The fund’s financial stocks returned less than 1%, almost 3 percentage points behind those of the benchmark. Rock-bottom interest rates and more stringent regulation have challenged the sector. For Windsor II, consumer finance firms disappointed the most.

Low oil prices continued to hold back the energy sector. Although Windsor II’s energy stocks returned about –17%, the fund was less exposed to the troubled sector than the benchmark was, and its holdings declined less.

You can find more information on the fund’s positioning and performance in the Advisors’ Report that follows this letter.

The fund’s results over ten years nearly equaled the benchmark’s
The performance of Vanguard Windsor II Fund’s Investor Shares virtually matched that of the benchmark for the decade ended October 31, 2015. Windsor II’s average annual return was 6.73%, compared with 6.75% for the unmanaged benchmark, which like all indexes bears no expenses. The fund’s result exceeded the 5.89% average annual return of its large-cap value peers.

Windsor II’s low costs help shareholders keep more of its return, an advantage that can compound over time and helps differentiate the fund from its peers.

A dose of discipline is crucial when markets become volatile
The developments over the past few months remind us that nobody can control the direction of the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to unstable and turbulent markets.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping your long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 17, 2015

Advisors’ Report

For the 12 months ended October 31, 2015, Vanguard Windsor II Fund returned 1.57% for Investor Shares and 1.66% for Admiral Shares. Your fund is managed by five independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table below lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies. The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 17, 2015.

Vanguard Windsor II Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney &	58	27,364	Conducts fundamental research on individual stocks
Strauss, LLC			exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the broad
			market average and dividend yields above the broad
			market average.
Lazard Asset Management LLC	17	8,234	Employs a relative-value approach that seeks a
			combination of attractive valuation and high financial
			productivity. The process is research-driven, relying
			upon bottom-up stock analysis performed by the firm’s
			global sector analysts.
Hotchkis and Wiley Capital	12	5,812	Uses a disciplined investment approach, focusing on
Management, LLC			such investment parameters as a company’s tangible
			assets, sustainable cash flow, and potential for
			improving business performance.
Sanders Capital, LLC	11	5,365	Employs a traditional, bottom-up, fundamental research
			approach to identifying securities that are undervalued
			relative to their expected total return.
Vanguard Quantitative	1	251	Employs a quantitative fundamental management
Equity Group			approach, using models that assess valuation, market
			sentiment, earnings quality and growth, and
			management decisions of companies versus their
			peers.
Cash Investments	1	135	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

Barrow, Hanley, Mewhinney & Strauss, LLC

Portfolio Manager:

James P. Barrow, Executive Director

Associate Portfolio Managers:

Jeff Fahrenbruch, CFA, Managing Director

David Ganucheau, CFA, Managing Director

Large-capitalization value stocks ended the period not far from where they began, but there was significant volatility, with a steep decline in August and a sharp recovery in October. An August devaluation of the Chinese yuan spurred fears that China’s economy was weaker than most thought. Investors questioned whether declining commodity prices were a function of weaker demand, rather than growing supply, after years of heavy investment to meet seemingly insatiable demand from China. There were also fears that the Federal Reserve might begin raising interest rates just as the global economy slowed.

These fears proved overblown, at least in the short term. China appears to be stabilizing. Lower commodity prices hurt energy and basic materials companies, but they should benefit the U.S. economic recovery, as the country is still a net consumer of commodities such as oil. The Fed now appears back on track to raise short-term rates for the first time in nearly a decade, so the environment of low rates that pushed some investors out the risk spectrum to lower-quality securities may be coming to an end.

Stock selection in the energy sector boosted the portfolio as a result of an overweighting of refining businesses that benefit from lower oil prices, such as Phillips 66 and Marathon Petroleum. An overweight position in consumer staples was also a positive, as Imperial Tobacco and Altria did well. Utility stocks hurt performance as CenterPoint Energy and Entergy suffered from their exposure to lower energy prices. Financial stocks also detracted as Navient experienced disruptions in the student-loan securitization market and American Express lost a profitable partnership with Costco to Citigroup.

Lazard Asset Management LLC

Portfolio Managers:

Andrew Lacey, Deputy Chairman

Christopher Blake, Managing Director

The Standard & Poor’s 500 Index rose 5.20% for the period. Markets rose as investors continued to weigh the prospects of a self-sustaining economic recovery against the potential effects of an expected interest rate increase. Corporate earnings generally exceeded lowered expectations, while the labor market continued to improve, with the unemployment rate falling in October to 5.0%, the lowest since April 2008. The U.S. economy grew unevenly over the fiscal year. Gross domestic product (GDP) growth in the fourth quarter of 2014 exceeded expectations, but the economy contracted in the first quarter of 2015. This was largely attributed to nonrecurring events, however, and a strong second-quarter recovery followed.

Growth again flagged in the third quarter amid declining business inventories. Volatility increased and markets sold off because of a combination of worries over China, weakness in commodity prices, and fading expectations for higher interest rates. In August, the S&P 500 Index experienced its first 10% correction since the fourth quarter of 2011, and the CBOE Volatility Index (VIX) closed at levels last seen during that time frame. However, U.S. economic indicators were generally strong toward the end of the fiscal year, and markets recovered strongly in October, as home-builder confidence and growth in U.S. car and light-truck sales both reached nearly ten-year highs. Investors’ speculation about further accommodative actions by central banks in Europe and Asia also helped ease concerns about tepid growth in those regions.

The portfolio benefited from a lack of exposure to utilities and telecommunication services; those sectors were among the worst benchmark performers during the period. In information technology, shares of Cisco and Alphabet contributed to performance.

Stock selection in the energy sector hindered performance. Notable detractors included Apache and HollyFrontier. We sold our HollyFrontier holdings in January as we saw opportunities elsewhere with better risk-reward profiles. Selection in the consumer discretionary sector also hurt returns. Other detractors included Viacom and Deckers Outdoor.

Hotchkis and Wiley Capital Management, LLC

Portfolio Managers:

George H. Davis, Jr., Chief Executive Officer

Sheldon J. Lieberman, Principal

The S&P 500 Index returned 5.20% over the 12 months. Crude oil prices plummeted –42%, and commodity-linked sectors underperformed as a result. The energy sector in the S&P 500 Index returned –19% and the materials sector –4%. Growth stocks outperformed value stocks by nearly 9 percentage points. Our experience has taught us that these cycles inevitably revert, which should create a welcome favorable trend for our value approach.

In late August, the VIX spiked from 13 to 41 in about a week, then a month later reverted to normal levels. This spike reminds us that equity markets can be fickle and can produce interesting valuation opportunities quickly. As we look forward, we see a dichotomy in which certain market segments appear compelling for the risks at hand (e.g., select banks, insurers, machinery, and software), while others appear richly valued or risky or both (e.g., real estate investment trusts [REITs], regulated utilities, and consumer staples). We have found that many high-dividend-yielding stocks have been bid up above fair value in the low interest rate environment.

The portfolio’s performance was helped by an underweight position in energy, an overweight position in consumer discretionary, and positive stock selection in financials and health care. The largest individual contributors were AIG, Target, and Chubb. Selection in energy, utilities, and industrials hurt results. The largest individual detractors were Marathon Oil, Cobalt International Energy, and Murphy Oil.

Sanders Capital, LLC

Portfolio Managers:

Lewis A. Sanders, CFA, Chief Executive Officer and Co-Chief Investment Officer

John P. Mahedy, CPA, Director of Research and Co-Chief Investment Officer

Despite unsettled economic conditions in the developing world, the U.S. economy and many parts of Europe are performing well. Our investments in banks, life insurance companies, auto-related companies, and home builders stand to benefit from this setting. Economic growth in the developed world will also help our holdings in information technology and health care; for these sectors, though, innovation—not economic growth—has prompted our investments. The information technology companies in the portfolio are at the center of the rapid emergence of cloud-based services for businesses and consumers and the devices that make these services accessible.

We are equally enthused about the new-product road maps we see in health care, which include the launch of many therapies that materially advance the standard of care in important disease categories. We remain underweighted in the basic industry and energy sectors, as we see a long period of overcapacity and depressed profitability. Excess supply should correct more quickly for U.S. natural gas; accordingly, we have made an initial investment in this sector. Strong returns among health care stocks and the benefits of our defensive position in energy were offset by weaker returns in information technology. We see those weaker IT returns as temporary as new products come to market and stimulate growth.

Vanguard Quantitative Equity Group

Portfolio Managers:

James D. Troyer, CFA, Principal

James P. Stetler, Principal

Michael R. Roach, CFA

Over the fiscal year, U.S. equities strengthened after recovering from a steep late-August decline. The broad U.S. equity market was up 4.49% as measured by the Russell 3000 Index, while large-cap and growth-oriented stocks have been significant winners. As measured by other Russell indexes, large-cap stocks outperformed small-caps by more than 4 percentage points, and growth-oriented stocks outpaced their value counterparts by nearly 9 percentage points.

The growth and sentiment components of our fundamentally based model helped relative performance, but the management decisions and valuation components did not perform as expected. Our model’s effectiveness across sectors was mixed. We produced positive stock selection results in six of the ten market sectors, benefiting the most from strong selection in energy, industrials, and consumer discretionary. Selections in financials and consumer staples detracted from our relative performance.

Among individual stocks, the largest contributors were overweight positions in Tesoro, Skyworks Solutions, and Cablevision Systems. Unfortunately, we could not avoid all poorly performing stocks. An overweight position in National Oilwell Varco and an underweight position in General Motors were relative detractors.

Windsor II Fund

Fund Profile
As of October 31, 2015

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWNFX	VWNAX
Expense Ratio[1]	0.36%	0.28%
30-Day SEC Yield	2.08%	2.17%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	262	690	3,971
Median Market Cap	$65.8B	$56.2B	$51.0B
Price/Earnings Ratio	18.7x	18.5x	21.9x
Price/Book Ratio	2.1x	1.8x	2.7x
Return on Equity	16.4%	12.9%	17.2%
Earnings Growth
Rate	5.6%	5.2%	9.9%
Dividend Yield	2.6%	2.6%	2.0%
Foreign Holdings	8.5%	0.0%	0.0%
Turnover Rate	26%	—	—
Short-Term
Reserves	3.9%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Consumer
Discretionary	11.2%	5.4%	13.7%
Consumer Staples	7.8	6.7	8.5
Energy	9.7	13.4	6.5
Financials	22.1	29.7	17.9
Health Care	17.7	11.6	14.2
Industrials	10.7	10.3	10.7
Information
Technology	13.7	11.6	20.1
Materials	1.9	2.9	3.3
Telecommunication
Services	2.7	2.4	2.1
Utilities	2.5	6.0	3.0

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.97	0.96
Beta	0.97	0.98

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
JPMorgan Chase & Co.	Diversified Banks	2.9%
Medtronic plc	Health Care
	Equipment	2.9
Microsoft Corp.	Systems Software	2.7
Pfizer Inc.	Pharmaceuticals	2.6
Bank of America Corp.	Diversified Banks	2.6
Wells Fargo & Co.	Diversified Banks	2.3
Citigroup Inc.	Diversified Banks	2.3
Philip Morris
International Inc.	Tobacco	2.3
Sanofi	Pharmaceuticals	2.2
PNC Financial Services
Group Inc.	Regional Banks	2.0
Top Ten		24.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 25, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2015, the expense ratios were 0.34% for Investor Shares and 0.26% for Admiral Shares.

Windsor II Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2005, Through October 31, 2015
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2015
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Windsor II Fund*Investor Shares	1.57%	13.00%	6.73%	$19,189
Russell 1000 Value Index	0.53	13.26	6.75	19,225
Large-Cap Value Funds Average	0.48	11.76	5.89	17,726
Dow Jones U.S. Total Stock Market
Float Adjusted Index	4.40	14.11	8.07	21,735

Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Windsor II Fund Admiral Shares	1.66%	13.09%	6.83%	$96,837
Russell 1000 Value Index	0.53	13.26	6.75	96,127
Dow Jones U.S. Total Stock Market Float
Adjusted Index	4.40	14.11	8.07	108,676

See Financial Highlights for dividend and capital gains information.

Windsor II Fund

Fiscal-Year Total Returns (%): October 31, 2005, Through October 31, 2015

Windsor II Fund Investor Shares
Russell 1000 Value Index

Average Annual Total Returns: Periods Ended September 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	6/24/1985	-4.07%	12.12%	5.67%
Admiral Shares	5/14/2001	-3.97	12.21	5.77

Windsor II Fund

Financial Statements

Statement of Net Assets
As of October 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.2%)[1]
Consumer Discretionary (10.7%)
	Johnson Controls Inc.	17,388,163	785,597
	Ford Motor Co.	51,007,300	755,418
	Target Corp.	7,586,300	585,511
	Advance Auto Parts Inc.	2,081,623	413,056
	Delphi Automotive plc	2,683,423	223,234
	Omnicom Group Inc.	2,740,700	205,333
	DR Horton Inc.	6,712,400	197,613
*	Norwegian Cruise Line
	Holdings Ltd.	2,699,476	171,741
	Viacom Inc. Class B	2,982,700	147,077
*	Bed Bath & Beyond Inc.	2,353,382	140,332
	General Motors Co.	3,765,600	131,457
*	Madison Square Garden
	Co. Class A	708,067	126,390
	Lennar Corp. Class A	1,967,981	98,537
	Renault SA	1,018,571	95,822
	Genuine Parts Co.	1,025,181	93,045
	Honda Motor Co. Ltd.
	ADR	2,753,500	91,223
*	Houghton Mifflin
	Harcourt Co.	4,061,338	79,562
*	Discovery
	Communications Inc.
	Class A	2,681,800	78,952
*	ServiceMaster Global
	Holdings Inc.	2,195,408	78,266
^,*	JC Penney Co. Inc.	8,496,100	77,909
	Comcast Corp. Special
	Class A	1,072,100	67,231
*	Deckers Outdoor Corp.	959,100	53,384
*	MSG Networks Inc.	2,489,676	51,088
*	Meritage Homes Corp.	1,390,408	49,026
	CalAtlantic Group Inc.	1,268,190	48,305
	CBS Corp. Class B	976,000	45,404
	Harley-Davidson Inc.	897,000	44,357
	Nordstrom Inc.	618,600	40,339
	Interpublic Group of Cos.
	Inc.	1,334,400	30,598

			Market
			Value•
		Shares	($000)
	Comcast Corp. Class A	349,700	21,898
	Carnival Corp.	35,800	1,936
	Lear Corp.	12,350	1,545
	Goodyear Tire & Rubber
	Co.	43,300	1,422
	News Corp. Class B	89,700	1,389
	Leggett & Platt Inc.	30,300	1,364
	McDonald’s Corp.	11,600	1,302
	Darden Restaurants Inc.	20,200	1,250
	Foot Locker Inc.	18,300	1,240
	Best Buy Co. Inc.	21,100	739
	Cablevision Systems Corp.
	Class A	5,000	163
			5,040,055
Consumer Staples (7.5%)
	Philip Morris International
	Inc.	12,124,553	1,071,811
	Imperial Tobacco Group
	plc ADR	8,370,025	902,038
	Altria Group Inc.	11,841,632	716,064
	Kellogg Co.	3,879,800	273,604
	Procter & Gamble Co.	3,285,080	250,914
	CVS Health Corp.	1,220,146	120,526
	Molson Coors Brewing
	Co. Class B	992,650	87,452
	Wal-Mart Stores Inc.	960,800	54,996
	Bunge Ltd.	389,800	28,440
	Coca-Cola Co.	73,700	3,121
	Dr Pepper Snapple Group
	Inc.	20,800	1,859
	Reynolds American Inc.	35,600	1,720
	ConAgra Foods Inc.	38,300	1,553
	Campbell Soup Co.	28,800	1,463
	Ingredion Inc.	15,100	1,435
	Coty Inc. Class A	44,700	1,294
	PepsiCo Inc.	12,000	1,226
^	Pilgrim’s Pride Corp.	63,700	1,210
	Archer-Daniels-Midland Co. 15,200		694
	Clorox Co.	2,800	341
*	Herbalife Ltd.	3,300	185
			3,521,946

Windsor II Fund

			Market
			Value•
		Shares	($000)
Energy (9.3%)
	ConocoPhillips	15,086,089	804,843
	Phillips 66	8,732,869	777,662
	Occidental Petroleum
	Corp.	7,874,807	586,988
	Marathon Petroleum
	Corp.	8,609,240	445,959
	BP plc ADR	12,233,198	436,725
	Marathon Oil Corp.	8,841,900	162,514
	Hess Corp.	2,809,200	157,905
*	Cobalt International
	Energy Inc.	15,663,500	120,139
	EOG Resources Inc.	1,369,900	117,606
	Range Resources Corp.	3,667,700	111,645
	Royal Dutch Shell plc
	ADR	2,112,022	110,797
^,*	Seadrill Ltd.	16,623,707	107,555
	Anadarko Petroleum
	Corp.	1,451,600	97,083
*	Dril-Quip Inc.	1,544,000	95,049
	Apache Corp.	1,851,500	87,261
	Murphy Oil Corp.	2,212,200	62,893
	Schlumberger Ltd.	533,400	41,690
*	Kosmos Energy Ltd.	5,210,700	35,537
	Exxon Mobil Corp.	117,282	9,704
	Chevron Corp.	34,099	3,099
	Valero Energy Corp.	33,400	2,202
	Tesoro Corp.	15,700	1,679
	HollyFrontier Corp.	31,200	1,528
	Noble Corp. plc	109,300	1,472
	Ensco plc Class A	86,100	1,432
	Nabors Industries Ltd.	54,100	543
	Kinder Morgan Inc.	9,300	254
			4,381,764
Financials (21.2%)
	JPMorgan Chase & Co.	21,151,209	1,358,965
	Bank of America Corp.	72,944,926	1,224,016
	Wells Fargo & Co.	20,464,773	1,107,963
	Citigroup Inc.	20,243,144	1,076,328
	PNC Financial Services
	Group Inc.	10,699,868	965,770
	Capital One Financial
	Corp.	8,506,538	671,166
	American Express Co.	7,991,296	585,442
	American International
	Group Inc.	4,438,100	279,867
	Intercontinental
	Exchange Inc.	981,200	247,655
	Navient Corp.	15,139,452	199,689
	MetLife Inc.	2,959,400	149,095
	Corrections Corp. of
	America	5,017,434	142,997
	Goldman Sachs Group
	Inc.	759,679	142,440
	SunTrust Banks Inc.	3,283,067	136,313

			Market
			Value•
		Shares	($000)
	Hartford Financial
	Services Group Inc.	2,898,800	134,098
	Aon plc	1,419,600	132,463
	Voya Financial Inc.	3,098,300	125,698
*	Springleaf Holdings Inc.
	Class A	2,502,300	117,383
	Fifth Third Bancorp	5,684,500	108,290
	BNP Paribas SA	1,769,664	107,338
*	SLM Corp.	15,064,352	106,354
	Citizens Financial Group
	Inc.	4,346,500	105,620
	Barclays plc	29,250,464	104,103
	Unum Group	2,507,600	86,888
	Allstate Corp.	1,193,200	73,835
*	Signature Bank	434,700	64,735
	Host Hotels & Resorts
	Inc.	3,257,200	56,447
	CBOE Holdings Inc.	821,600	55,080
	Chubb Corp.	408,200	52,801
	Lincoln National Corp.	893,861	47,830
	State Street Corp.	613,900	42,359
	Sumitomo Mitsui
	Financial Group Inc.	1,012,300	40,246
	Nordea Bank AB	3,482,300	38,402
	Prudential Financial Inc.	431,914	35,633
	Bank of New York
	Mellon Corp.	784,400	32,670
	Morgan Stanley	827,400	27,279
	Travelers Cos. Inc.	20,600	2,326
	Northern Trust Corp.	21,900	1,542
	US Bancorp	35,049	1,478
	Everest Re Group Ltd.	8,200	1,459
	Reinsurance Group of
	America Inc. Class A	15,300	1,381
^,*	Synchrony Financial	42,100	1,295
*	Santander Consumer
	USA Holdings Inc.	67,500	1,216
	Simon Property Group Inc.	5,900	1,189
	Cincinnati Financial Corp.	17,900	1,078
	Digital Realty Trust Inc.	12,600	932
	Weyerhaeuser Co.	31,300	918
	Extra Space Storage Inc.	11,100	880
	UDR Inc.	25,200	868
*	Arch Capital Group Ltd.	10,300	771
	Lamar Advertising Co.
	Class A	12,800	722
	Public Storage	2,400	551
	Hospitality Properties Trust	19,400	521
	Alexandria Real Estate
	Equities Inc.	5,200	467
	HCP Inc.	10,500	391
	Legg Mason Inc.	6,000	268
	Nasdaq Inc.	4,000	232
	Progressive Corp.	5,800	192

Windsor II Fund

			Market
			Value•
		Shares	($000)
*	Berkshire Hathaway Inc.
	Class B	1,400	190
	Equity Residential	1,600	124
			10,004,249
Health Care (17.0%)
	Medtronic plc	18,293,306	1,352,241
	Pfizer Inc.	36,494,936	1,234,259
	Johnson & Johnson	9,139,391	923,353
	Sanofi ADR	18,170,900	914,723
	Anthem Inc.	6,307,407	877,676
	Merck & Co. Inc.	15,440,118	843,957
	Zoetis Inc.	8,480,697	364,755
	Eli Lilly & Co.	2,190,199	178,654
	Baxalta Inc.	5,024,640	173,149
	UnitedHealth Group Inc.	1,414,200	166,564
	GlaxoSmithKline plc ADR	3,467,000	149,289
	St. Jude Medical Inc.	1,912,516	122,038
	Cigna Corp.	885,613	118,708
*	Mallinckrodt plc	1,780,400	116,919
	Sanofi	1,020,000	102,836
	Aetna Inc.	764,500	87,749
*	Express Scripts Holding
	Co.	842,600	72,784
	Roche Holding AG	231,900	62,813
	Zimmer Biomet Holdings
	Inc.	577,700	60,410
	Humana Inc.	287,500	51,356
	AbbVie Inc.	574,077	34,186
	Cardinal Health Inc.	19,000	1,562
	Bristol-Myers Squibb Co.	22,353	1,474
*	Hologic Inc.	34,000	1,321
*	Quintiles Transnational
	Holdings Inc.	8,600	547
	Stryker Corp.	5,100	488
			8,013,811
Industrials (10.3%)
	Raytheon Co.	7,857,456	922,465
	Honeywell International
	Inc.	8,432,461	870,904
	General Dynamics Corp.	5,364,460	797,051
	United Technologies
	Corp.	7,868,200	774,309
	Xylem Inc.	7,952,099	289,536
	Parker-Hannifin Corp.	1,763,800	184,670
	Cummins Inc.	1,124,200	116,366
	American Airlines Group
	Inc.	2,360,500	109,102
	Tyco International plc	2,873,200	104,699
	General Electric Co.	3,385,854	97,919
	Rockwell Automation Inc.	862,200	94,118
^	CNH Industrial NV	10,701,900	72,666
	Boeing Co.	474,300	70,230
	Union Pacific Corp.	744,700	66,539
	Stanley Black & Decker
	Inc.	601,300	63,726

			Market
			Value•
		Shares	($000)
	Rockwell Collins Inc.	651,300	56,481
	PACCAR Inc.	817,400	43,036
	Embraer SA ADR	1,152,200	33,840
	Koninklijke Philips NV	1,094,921	29,497
	Eaton Corp. plc	501,700	28,050
*	Copart Inc.	395,909	14,336
	Northrop Grumman Corp.	12,100	2,272
	3M Co.	13,400	2,107
	Owens Corning	31,400	1,430
	Alaska Air Group Inc.	17,300	1,319
	Trinity Industries Inc.	46,900	1,270
	Equifax Inc.	2,300	245
			4,848,183
Information Technology (13.1%)
	Microsoft Corp.	23,782,490	1,251,910
	Oracle Corp.	21,450,600	833,141
	QUALCOMM Inc.	11,107,500	660,008
	Intel Corp.	13,709,400	464,200
	Apple Inc.	3,851,836	460,294
	Cisco Systems Inc.	10,381,700	299,512
*	Alphabet Inc. Class A	381,363	281,213
	Corning Inc.	13,043,000	242,600
	Hewlett-Packard Co.	7,739,650	208,661
	Samsung Electronics Co.
	Ltd.	153,400	183,758
	Visa Inc. Class A	2,265,600	175,765
	EMC Corp.	5,931,100	155,514
	Taiwan Semiconductor
	Manufacturing Co. Ltd.
	ADR	5,230,300	114,857
*	eBay Inc.	3,669,800	102,387
	Teradyne Inc.	4,720,400	92,142
	International Business
	Machines Corp.	641,425	89,851
*	NXP Semiconductors NV	1,125,525	88,185
*	Alphabet Inc.	121,133	86,103
	Telefonaktiebolaget LM
	Ericsson ADR	8,825,200	85,958
*	Citrix Systems Inc.	977,900	80,286
	Applied Materials Inc.	4,540,800	76,149
	Maxim Integrated
	Products Inc.	1,614,500	66,162
	Texas Instruments Inc.	527,400	29,914
*	Teradata Corp.	972,800	27,345
	NVIDIA Corp.	63,800	1,810
	Total System Services Inc.	31,500	1,652
	Computer Sciences Corp.	23,200	1,545
	Western Union Co.	78,600	1,513
	Avnet Inc.	32,800	1,490
*	Flextronics International
	Ltd.	125,100	1,425
	Jabil Circuit Inc.	56,700	1,303
	Seagate Technology plc	20,300	773
*	Arrow Electronics Inc.	7,700	424
	Juniper Networks Inc.	4,500	141
			6,167,991

Windsor II Fund

			Market
			Value•
		Shares	($000)
Materials (1.8%)
	Air Products & Chemicals
	Inc.	4,930,562	685,250
	International Paper Co.	3,022,600	129,035
	Packaging Corp. of
	America	487,600	33,376
	LyondellBasell Industries
	NV Class A	24,620	2,287
	Dow Chemical Co.	41,400	2,139
	Avery Dennison Corp.	22,700	1,475
	Sealed Air Corp.	30,000	1,474
	Mosaic Co.	15,100	510
			855,546
Other (0.4%)
^,2	Vanguard Value ETF	1,261,200	104,200
	SPDR S&P 500 ETF Trust	353,312	73,464
			177,664
Telecommunication Services (2.5%)
	Verizon Communications
	Inc.	17,257,023	809,009
	AT&T Inc.	8,327,807	279,065
	Vodafone Group plc ADR	3,673,036	121,100
	CenturyLink Inc.	47,800	1,348
			1,210,522
Utilities (2.4%)
3	CenterPoint Energy Inc.	26,188,313	485,793
	Entergy Corp.	5,186,478	353,510
*	Calpine Corp.	7,232,200	112,172
	Southern Co.	1,452,400	65,503
	NRG Energy Inc.	4,392,100	56,614
	PPL Corp.	1,350,000	46,440
	NextEra Energy Inc.	23,300	2,392
	American Electric Power
	Co. Inc.	34,300	1,943
	Public Service Enterprise
	Group Inc.	43,000	1,776
	Edison International	29,000	1,755
	Consolidated Edison Inc.	26,000	1,710
	Exelon Corp.	60,700	1,695
	FirstEnergy Corp.	48,400	1,510
	Atmos Energy Corp.	11,100	699
	Duke Energy Corp.	2,100	150
			1,133,662
Total Common Stocks
(Cost $34,256,166)			45,355,393

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (3.6%)[1]
Money Market Fund (3.6%)
[4],5	Vanguard Market
	Liquidity Fund,
	0.207%	1,700,853,571	1,700,854

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
6,[7]	Federal Home Loan
	Bank Discount Notes,
	0.150%, 11/13/15	2,000	2,000
6,[7]	Federal Home Loan
	Bank Discount Notes,
	0.208%, 12/9/15	4,000	4,000
6	Federal Home Loan
	Bank Discount Notes,
	0.245%, 4/20/16	1,000	999
6,[7]	Federal Home Loan
	Bank Discount Notes,
	0.294%, 4/29/16	500	499
			7,498
Total Temporary Cash Investments
(Cost $1,708,351)			1,708,352
Total Investments (99.8%)
(Cost $35,964,517)			47,063,745

			Amount
			($000)
Other Assets and Liabilities (0.2%)
Other Assets
Investment in Vanguard			4,066
Receivables for Investment Securities
Sold			424,348
Receivables for Accrued Income			61,025
Receivables for Capital Shares Issued			10,457
Other Assets			8,624
Total Other Assets			508,520
Liabilities
Payables for Investment Securities
Purchased			(229,033)
Collateral for Securities on Loan			(82,895)
Payable to Investment Advisor			(215)
Payables for Capital Shares Redeemed			(13,684)
Payables to Vanguard			(85,561)
Other Liabilities			(288)
Total Liabilities			(411,676)
Net Assets (100%)			47,160,589

Windsor II Fund

At October 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	33,659,309
Undistributed Net Investment Income	264,345
Accumulated Net Realized Gains	2,136,862
Unrealized Appreciation (Depreciation)
Investment Securities	11,099,228
Futures Contracts	889
Foreign Currencies	(44)
Net Assets	47,160,589

Investor Shares—Net Assets
Applicable to 419,167,052 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	15,397,366
Net Asset Value Per Share—
Investor Shares	$36.73

Admiral Shares—Net Assets
Applicable to 487,202,099 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	31,763,223
Net Asset Value Per Share—
Admiral Shares	$65.20

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $77,663,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 96.2% and 3.6%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $82,895,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
7 Securities with a value of $1,800,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Operations

Year Ended
October 31, 2015
($000)
Investment Income
Income
Dividends[1]	1,206,401
Interest	1,868
Securities Lending	2,044
Total Income	1,210,313
Expenses
Investment Advisory Fees—Note B
Basic Fee	69,094
Performance Adjustment	(11,490)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	33,749
Management and Administrative—Admiral Shares	41,577
Marketing and Distribution—Investor Shares	2,395
Marketing and Distribution—Admiral Shares	3,474
Custodian Fees	391
Auditing Fees	38
Shareholders’ Reports—Investor Shares	181
Shareholders’ Reports—Admiral Shares	203
Trustees’ Fees and Expenses	82
Total Expenses	139,694
Expenses Paid Indirectly	(1,450)
Net Expenses	138,244
Net Investment Income	1,072,069
Realized Net Gain (Loss)
Investment Securities Sold	2,347,651
Futures Contracts	30,091
Foreign Currencies	407
Realized Net Gain (Loss)	2,378,149
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(2,598,235)
Futures Contracts	(1,408)
Foreign Currencies	(25)
Change in Unrealized Appreciation (Depreciation)	(2,599,668)
Net Increase (Decrease) in Net Assets Resulting from Operations	850,550
1 Dividends are net of foreign withholding taxes of $9,090,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,072,069	1,128,081
Realized Net Gain (Loss)	2,378,149	3,523,548
Change in Unrealized Appreciation (Depreciation)	(2,599,668)	1,818,861
Net Increase (Decrease) in Net Assets Resulting from Operations	850,550	6,470,490
Distributions
Net Investment Income
Investor Shares	(358,906)	(395,962)
Admiral Shares	(733,475)	(690,363)
Realized Capital Gain[1]
Investor Shares	(1,126,628)	(385,723)
Admiral Shares	(2,171,142)	(613,548)
Total Distributions	(4,390,151)	(2,085,596)
Capital Share Transactions
Investor Shares	(726,917)	(2,347,152)
Admiral Shares	1,217,313	2,545,234
Net Increase (Decrease) from Capital Share Transactions	490,396	198,082
Total Increase (Decrease)	(3,049,205)	4,582,976
Net Assets
Beginning of Period	50,209,794	45,626,818
End of Period[2]	47,160,589	50,209,794

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $362,212,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $264,345,000 and $284,250,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$39.59	$36.19	$29.33	$25.68	$24.37
Investment Operations
Net Investment Income	. 809.868		.740	.644	.557
Net Realized and Unrealized Gain (Loss)
on Investments	(.229)	4.167	6.842	3.627	1.276
Total from Investment Operations	.580	5.035	7.582	4.271	1.833
Distributions
Dividends from Net Investment Income	(.827)	(.838)	(.722)	(. 621)	(. 523)
Distributions from Realized Capital Gains	(2.613)	(.797)	—	—	—
Total Distributions	(3.440)	(1.635)	(.722)	(. 621)	(. 523)
Net Asset Value, End of Period	$36.73	$39.59	$36.19	$29.33	$25.68

Total Return[1]	1.57%	14.36%	26.26%	16.90%	7.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,397	$17,312	$18,034	$18,255	$19,010
Ratio of Total Expenses to Average Net Assets[2]	0.34%	0.36%	0.36%	0.35%	0.35%
Ratio of Net Investment Income to
Average Net Assets	2.12%	2.28%	2.25%	2.30%	2.11%
Portfolio Turnover Rate	26%	27%	27%	22%	23%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.00%, (0.01%), (0.02%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$70.27	$64.23	$52.06	$45.59	$43.26
Investment Operations
Net Investment Income	1.492	1.601	1.366	1.188	1.025
Net Realized and Unrealized Gain (Loss)
on Investments	(. 401)	7.398	12.134	6.424	2.264
Total from Investment Operations	1.091	8.999	13.500	7.612	3.289
Distributions
Dividends from Net Investment Income	(1.525)	(1.545)	(1.330)	(1.142)	(. 959)
Distributions from Realized Capital Gains	(4.636)	(1.414)	—	—	—
Total Distributions	(6.161)	(2.959)	(1.330)	(1.142)	(. 959)
Net Asset Value, End of Period	$65.20	$70.27	$64.23	$52.06	$45.59

Total Return[1]	1.66%	14.46%	26.36%	16.98%	7.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$31,763	$32,898	$27,593	$19,032	$14,771
Ratio of Total Expenses to Average Net Assets[2]	0.26%	0.28%	0.28%	0.27%	0.27%
Ratio of Net Investment Income to
Average Net Assets	2.20%	2.36%	2.33%	2.38%	2.19%
Portfolio Turnover Rate	26%	27%	27%	22%	23%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.00%, (0.01%), (0.02%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Notes to Financial Statements

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Windsor II Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2015, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2015, or at any time during the period then ended.

Windsor II Fund

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Barrow, Hanley, Mewhinney & Strauss, LLC; Lazard Asset Management LLC; Hotchkis and Wiley Capital Management, LLC; and Sanders Capital, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, LLC, is subject to quarterly adjustments based on performance relative to the MSCI US Prime Market 750 Index for the preceding three years. The basic fee of Lazard Asset Management LLC is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years. The basic fee of Hotchkis and Wiley Capital Management, LLC, is subject to quarterly adjustments based on performance relative to the MSCI

US Investable Market 2500 Index for the preceding three years. The basic fee of Sanders Capital, LLC, is subject to quarterly adjustments based on performance relative to the Russell 3000 Index for the preceding five years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $283,000 for the year ended October 31, 2015.

For the year ended October 31, 2015, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.14% of the fund’s average net assets, before a net decrease of $11,490,000 (0.02%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2015, the fund had contributed to Vanguard capital in the amount of $4,066,000, representing 0.01% of the fund’s net assets and 1.63% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Windsor II Fund

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2015, these arrangements reduced the fund’s expenses by $1,450,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	44,620,075	735,318	—
Temporary Cash Investments	1,700,854	7,498	—
Futures Contracts—Liabilities[1]	(146)	—	—
Total	46,320,783	742,816	—
1 Represents variation margin on the last day of the reporting period.

F. At October 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	December 2015	178	18,456	14
S&P 500 Index	December 2015	27	13,997	875
				889

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Windsor II Fund

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2015, the fund realized net foreign currency gains of $407,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $233,195,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2015, the fund had $552,814,000 of ordinary income and $2,152,137,000 of long-term capital gains available for distribution.

At October 31, 2015, the cost of investment securities for tax purposes was $36,197,548,000. Net unrealized appreciation of investment securities for tax purposes was $10,866,197,000, consisting of unrealized gains of $14,234,124,000 on securities that had risen in value since their purchase and $3,367,927,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2015, the fund purchased $12,482,776,000 of investment securities and sold $15,506,255,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

			Year Ended October 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	819,260	22,029	979,531	25,949
Issued in Lieu of Cash Distributions	1,452,867	39,652	763,842	21,030
Redeemed	(2,999,044)	(79,782)	(4,090,525)	(108,094)
Net Increase (Decrease)—Investor Shares	(726,917)	(18,101)	(2,347,152)	(61,115)
Admiral Shares
Issued	2,623,185	39,268	4,111,581	61,245
Issued in Lieu of Cash Distributions	2,766,828	42,548	1,242,899	19,236
Redeemed	(4,172,700)	(62,796)	(2,809,246)	(41,910)
Net Increase (Decrease) —Admiral Shares	1,217,313	19,020	2,545,234	38,571

Windsor II Fund

J. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Oct. 31,		Proceeds			Oct. 31,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
CenterPoint Energy Inc.	631,584	36,441	20,932	26,251	—	485,793
Vanguard Market Liquidity
Fund	1,585,064	NA [2]	NA [2]	1,846	—	1,700,854
Vanguard Value ETF	104,251	—	—	2,583	—	104,200
Xylem Inc.	388,114	—	93,273	4,148	—	NA3
Total	2,709,013			34,828	—	2,290,847

1 Includes net realized gain (loss) on affiliated securities sold of $3,138,000.
2 Not applicable—purchases and sales are for temporary cash investment purposes.
3 Not applicable—at October 31, 2015, the issuer was not an affiliated company of the fund.

K. Management has determined that no material events or transactions occurred subsequent to October 31, 2015, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Windsor Funds and the Shareholders of Vanguard Windsor II Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor II Fund (constituting a separate portfolio of Vanguard Windsor Funds, hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 10, 2015

Special 2015 tax information (unaudited) for Vanguard Windsor II Fund

This information for the fiscal year ended October 31, 2015, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $3,147,241,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $592,975,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 76.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Windsor II Fund Investor Shares
Periods Ended October 31, 2015

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	1.57%	13.00%	6.73%
Returns After Taxes on Distributions	-0.66	12.03	5.77
Returns After Taxes on Distributions and Sale of Fund Shares	2.47	10.38	5.41

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor II Fund	4/30/2015	10/31/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$979.89	$1.70
Admiral Shares	1,000.00	980.41	1.30
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.49	$1.73
Admiral Shares	1,000.00	1,023.89	1.33

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.34% for Investor Shares and 0.26% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester, the	Occupation(s) During the Past Five Years and
University of Rochester Medical Center, Monroe	Other Experience: Corporate Vice President and
Community College Foundation, and North Carolina	Chief Global Diversity Officer (retired 2008) and
A&T University.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	Chairman Emeritus and Senior Advisor
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer	John J. Brennan
(retired 2010) of Corning Incorporated (communications	Chairman, 1996–2009
equipment); Trustee of Colby-Sawyer College;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the	Founder
Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q730 122015

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2015: $75,000 Fiscal Year Ended October 31, 2014: $72,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2015: $7,000,200
Fiscal Year Ended October 31, 2014: $6,605,127

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2015: $2,899,096
Fiscal Year Ended October 31, 2014: $2,176,479

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended October 31, 2015: $353,389
Fiscal Year Ended October 31, 2014: $316,869

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended October 31, 2015: $202,313
Fiscal Year Ended October 31, 2014: $198,163

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2015: $555,702
Fiscal Year Ended October 31, 2014: $515,032

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WINDSOR FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WINDSOR FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 18, 2015

VANGUARD WINDSOR FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: December 18, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.